SUPPLEMENT DATED APRIL 16, 2008 TO THE

FIRST INVESTORS EQUITY FUNDS

STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 31, 2008

The following is added at the end of the section entitled “B. Shares of Other Investment Companies” on page II-7 of the Statement of Additional Information:

The Funds may invest all or a portion of their available cash in an affiliated unregistered money market fund (“Unregistered Money Market Fund”) without limit in accordance with SEC Rule 12d1-1.  The Unregistered Money Market Fund does not have a board of trustees.  It is managed by FIMCO in accordance with Rule 2a-7 standards, except for those that apply to fund boards.  FIMCO does not receive any fee for managing the Unregistered Money Market Fund.  However, the Unregistered Money Market Fund will bear certain expenses, such as auditing fees, which the Funds will bear indirectly.  By investing their cash in the Unregistered Money Market Fund, the Funds may be able to achieve better diversification and yield than they would if each invested its cash separately.

EFSAI0408